UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

FTS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following talking points were made available for use by recruiters of FTS International, Inc. with prospective employees.]

Announcement

•	FTS International has agreed to be acquired by ProFrac Holdings, a leading oilfield services company.

•	By combining with ProFrac, we will create one of the leading completions focused companies in the U.S.

o	We will be in a better position to succeed and compete through cycles, deliver the best level of service to our customers and retain the industry’s best talent.

o	Together, the companies will have improved through-cycle resiliency via enhanced expertise, technology and scale – with greater efficiencies and expanded equipment capabilities.

•	FTSI’s combination with ProFrac is a significant step in our continued progress following our restructuring at the end of last year. We have been able to rebuild a strong foundation and strengthen our business for our next phase of growth, and we strongly believe that this combination should create more opportunities, not fewer.

•	This transaction is expected to close in the first quarter of 2022, subject to customary closing conditions, including approval by FTSI stockholders, and regulatory approvals.

•	The announcement is just the first step in a process to become one company. Until this process is completed, we remain two separate companies.

What this means

•	Combining with ProFrac means we will be a larger, stronger company with even more opportunities, not fewer.

•	Nothing changes as a result of this announcement, and it remains business as usual at FTSI for our employees.

•	Outside of normal business activities, there are no expected changes to our employees’ day-to-day responsibilities or the scope of our current positions prior to the close of the transaction.

•	We do not anticipate any significant changes to compensation and expect ProFrac will offer competitive pay.

o	ProFrac has a benefits program that is similar to what we offer and a 401K match program that we expect will continue.

•	ProFrac operates in a similar line of business and is headquartered in the same metro area as FTSI. In addition, ProFrac has many employees, including senior management, who are former FTSI employees.

•	Just like us, ProFrac boasts a strong, employee-centric culture and believes in guiding values that also deeply align with our core values, which have been critical to the ongoing success and strength of our current business.

•	ProFrac understands what our teams in the field have accomplished, is aware of the proud legacy of this company and wants to be a leader in our industry. It is difficult to imagine a more seamless partner for FTSI from a cultural standpoint.

•	We remain focused on ensuring FTSI is as strong as possible, with the same focus on safety, efficiency and quality our customers have come to expect from us.

•	There is tremendous opportunity ahead for FTSI and our people, and I hope you will strongly consider joining our team.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”).  In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.